                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1
                                -----------------

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                        13-5160382
    (Jurisdiction of incorporation                           (I.R.S. Employer
      if not a U.S. national bank)                        Identification Number)

   One Wall Street, New York, New York                             10286
(Address of principal executive offices)                        (Zip code)

                                -----------------

                                     AMERCO
               (Exact name of obligor as specified in its charter)

                  Nevada                                      88-0106815
       (State or other jurisdiction                        (I.R.S. Employer
     of incorporation or organization)                    Identification No.)

1325 Airmotive Way, Suite 100, Reno Nevada                       89502
 (Address of principal executive offices)                     (Zip code)

                               ADDITIONAL OBLIGORS

                                              STATE OR OTHER                                                        I.R.S.
                                             JURISDICTION OF                   ADDRESS OF                          EMPLOYER
  EXACT NAME OF OBLIGOR AS                   INCORPORATION OR                  PRINCIPAL                        IDENTIFICATION
  SPECIFIED IN ITS CHARTER                     ORGANIZATION                 EXECUTIVE OFFICES                         NO.
----------------------------               ------------------    --------------------------------------         --------------
A & M Associates, Inc.                           Arizona         2727 North Central Avenue                        86-0253155
                                                                 Phoenix, Arizona 85004

                                                                 1325 Airmotive Way                               88-0210399
Amerco Real Estate Company                        Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

Amerco Real Estate Company of Alabama,           Alabama         2721 North Central Avenue                        86-0686822
Inc.                                                             Phoenix, Arizona 85004

Amerco Real Estate Company of Texas, Inc.         Texas          2721 North Central Avenue                        86-0655547
                                                                 Phoenix, Arizona 85012

                                                                 1325 Airmotive Way                               86-1021880
Amerco Real Estate Services, Inc.                 Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0783258
Eight PAC Company                                 Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0785559
Eleven PAC Company                                Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-1045323
EMove, Inc.                                       Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0963486
Fifteen PAC Company                               Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0782241
Five PAC Company                                  Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0782240
Four PAC Company                                  Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0962242
Fourteen PAC Company                              Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

Nationwide Commercial Co.                        Arizona         2727 North Central Avenue                        92-0041014
                                                                 Phoenix, Arizona 85004

                                                                 1325 Airmotive Way                               86-0783259
Nine PAC Company                                  Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               88-0329217
One PAC Company                                   Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                              STATE OR OTHER                                                        I.R.S.
                                             JURISDICTION OF                   ADDRESS OF                          EMPLOYER
  EXACT NAME OF OBLIGOR AS                   INCORPORATION OR                  PRINCIPAL                        IDENTIFICATION
  SPECIFIED IN ITS CHARTER                     ORGANIZATION                 EXECUTIVE OFFICES                         NO.
----------------------------               ------------------    --------------------------------------         --------------
PF&F Holdings Corporation                        Delaware        3225 North Central Avenue                        11-3692160
                                                                 Phoenix, Arizona 85004

                                                                 1325 Airmotive Way                               86-0783257
Seven PAC Company                                 Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-1013484
Seventeen PAC Company                             Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0781957
Six PAC Company                                   Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-1003763
Sixteen PAC Company                               Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0783260
Ten PAC Company                                   Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               88-0329219
Three PAC Company                                 Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               86-0787487
Twelve PAC Company                                Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

                                                                 1325 Airmotive Way                               88-0329218
Two PAC Company                                   Nevada         Suite 100
                                                                 Reno, Nevada 89502-3239

U-Haul Business Consultants, Inc.                Arizona         2727 North Central Avenue                        93-0728694
                                                                 Phoenix, Arizona 85004

U-Haul Co. (Canada) Ltd.                     Ontario, Canada     2275 Barton Street East                           119351-1
                                                                 Hamilton, Ontario L8E 2W8 Canada

U-Haul Co. of Alabama, Inc.                      Alabama         1024 Montgomery Highway                          86-0660623
                                                                 Birmingham, Alabama 35216-2806

U-Haul Co. of Alaska                              Alaska         4751 Old Seward Highway                          86-0219511
                                                                 Anchorage, AK 99503

U-Haul Co. of Arizona                            Arizona         2626 East Indian School Road                     86-0225558
                                                                 Phoenix, Arizona 85016

U-Haul Co. of Arkansas                           Arkansas        4809 West 65th Street                            71-0414085
                                                                 Little Rock, Arkansas 72209

                                                                 U-Haul Co. of East Bay                           94-1712079
U-Haul Co. of California                        California       44511 Grimmer Blvd.
                                                                 Fremont, CA 94538

                                                                 U-Haul Co. of Colorado                           84-0598433
U-Haul Co. of Colorado                           Colorado        7540 York Street
                                                                 Denver, Colorado 80229-6698

                                              STATE OR OTHER                                                        I.R.S.
                                             JURISDICTION OF                   ADDRESS OF                          EMPLOYER
  EXACT NAME OF OBLIGOR AS                   INCORPORATION OR                  PRINCIPAL                        IDENTIFICATION
  SPECIFIED IN ITS CHARTER                     ORGANIZATION                 EXECUTIVE OFFICES                         NO.
----------------------------               ------------------    --------------------------------------         --------------

U-Haul Co. of Connecticut                      Connecticut       174 Boston Post Road                             06-0861229
                                                                 Orange, Connecticut 06477-3298

                                                                 U-Haul Co. of Northern Virginia                  86-0670348
U-Haul Co. of District of Columbia, Inc.       District of       14525 Telegraph Road
                                                 Columbia        Woodbridge, Virginia 22192

                                                                 U-Haul Co. of the West Coast of Florida          59-1286753
U-Haul Co. of Florida                            Florida         2311 North 18th Street and I-4
                                                                 Tampa, Florida 33605-3898

                                                                 U-Haul Co. of Western Georgia                    58-1083637
U-Haul Co. of Georgia                            Georgia         300 Peters Street S.W.
                                                                 Atlanta, GA 30313-1199

U-Haul of Hawaii, Inc.                            Hawaii         2722 Kilihau Street                              99-0229610
                                                                 Honolulu, Hawaii 96819

U-Haul Co. of Idaho, Inc.                         Idaho          8147 Chinden Blvd.                               86-0251185
                                                                 Boise, Idaho 83714-1366

U-Haul Co. of Illinois, Inc.                     Illinois        4504 West Northwest Hwy                          36-3739811
                                                                 Crystal Lake, Illinois 60014

U-Haul Co. of Indiana, Inc.                      Indiana         6525 East Washington Street                      35-1167767
                                                                 Indianapolis, Indiana 46219

U-Haul Co. of Iowa, Inc.                           Iowa          6310 Douglas Avenue                              86-0668997
                                                                 Urbandale, Iowa 50322

                                                                 U-Haul Co. of Kansas City                        48-0774691
U-Haul Co. of Kansas, Inc.                        Kansas         5200 State Avenue
                                                                 Kansas City, Kansas 66102-3494

U-Haul Co. of Kentucky                           Kentucky        4128 Bardstown Road                              61-0706271
                                                                 Louisville, Kentucky 40218-3230

U-Haul Co. of Louisiana                         Louisiana        6210 Chef Menteur Hwy                            72-0687697
                                                                 New Orleans, Louisiana 70126-5146

                                                                 Co.#790 U-Haul Co. of New Hampshire              86-0669886
U-Haul Co. of Maine, Inc.                         Maine          515 South Willow Street
                                                                 Manchester, New Hampshire 03103

U-Haul Co. of Maryland, Inc.                     Maryland        2421 Chillum Road                                52-0900011
                                                                 Hyattsville, Maryland 20782-3696

U-Haul Co. of Massachusetts and Ohio,         Massachusetts      151 Linwood Street                               86-0660629
Inc.                                                             Somerville, Massachusetts 02143-2196

U-Haul Co. of Michigan                           Michigan        2752 Burlingame Avenue, S.W.                     86-0660621
                                                                 Wyoming, Michigan 49509-2395

U-Haul Co. of Minnesota                         Minnesota        9890 Central Avenue, N.E.                        41-0959566
                                                                 Blaine, Minnesota 55434

U-Haul Co. of Mississippi                      Mississippi       2234 Hwy 80 W.                                   64-0479060
                                                                 Jackson, Mississippi 39204-2396

U-Haul Company of Missouri                       Missouri        3150 South Campbell                              43-0949927
                                                                 Springfield, Missouri 65807-4997

                                              STATE OR OTHER                                                        I.R.S.
                                             JURISDICTION OF                   ADDRESS OF                          EMPLOYER
  EXACT NAME OF OBLIGOR AS                   INCORPORATION OR                  PRINCIPAL                        IDENTIFICATION
  SPECIFIED IN ITS CHARTER                     ORGANIZATION                 EXECUTIVE OFFICES                         NO.
----------------------------               ------------------    --------------------------------------         --------------
                                                                 Co.#718 U-Haul Co. of Idaho                      86-0286953
U-Haul Co. of Montana, Inc.                      Montana         8147 Chinden Blvd.
                                                                 Boise, Idaho 83714

U-Haul Co. of Nebraska                           Nebraska        721 32nd Avenue                                  42-0952173
                                                                 Council Bluffs, Iowa 51501-8013

U-Haul Co. of Nevada, Inc.                        Nevada         1900 South Decatur                               88-0109786
                                                                 Las Vegas, Nevada 89102

U-Haul Co. of New Hampshire, Inc.             New Hampshire      515 South Willow Street                          01-0286482
                                                                 Manchester, New Hampshire 03103-5787

U-Haul Co. of New Jersey, Inc.                  New Jersey       210 Rt. 46 East                                  86-0660628
                                                                 Saddle Brook, New Jersey 07662-6287

U-Haul Co. of New Mexico, Inc.                  New Mexico       3101 Princeton N.E.                              86-0660619
                                                                 Albuquerque, New Mexico 87107-2009

U-Haul Co. of New York, Inc.                     New York        139 Broadway                                     14-1511505
                                                                 Albany, New York 12202

U-Haul Co. of North Carolina                  North Carolina     6216 Albemarle Road                              56-0945609
                                                                 Charlotte, North Carolina 28212

                                                                 U-Haul Co. of Fargo                              41-0959486
U-Haul Co. of North Dakota                     North Dakota      1436 Main Avenue
                                                                 Fargo, North Dakota 58103-1634

U-Haul Co. of Oklahoma, Inc.                     Oklahoma        7525 S.E. 29th Street                            73-0788273
                                                                 Midwest City, Oklahoma 73110-5898

U-Haul Co. of Oregon                              Oregon         8816 S.E. Foster Road                            93-0581331
                                                                 Portland, Oregon 97266-4796

U-Haul Co. of Pennsylvania                     Pennsylvania      333 West Street Road                             06-1307074
                                                                 Feasterville, Pennsylvania 19053

U-Haul Co. of Rhode Island                     Rhode Island      738 North Broadway                               86-0660627
                                                                 E. Providence, Rhode Island 02914-3594

U-Haul Co. of South Carolina, Inc.            South Carolina     400 Orchard Road (I-26 & US-1)                   57-0522150
                                                                 Columbia, South Carolina 29170-3358

                                                                 Co.#725 U-Haul Co. of Fargo                      86-0669364
U-Haul Co. of South Dakota, Inc.               South Dakota      1436 Main Avenue
                                                                 Fargo, North Dakota 58103

U-Haul Co. of Tennessee                         Tennessee        121 Moving Center Court                          62-0814808
                                                                 Madison, Tennessee 37115

U-Haul Co. of Texas                               Texas          12215 LBJ Freeway                                75-1316610
                                                                 Garland, Texas 75041

U-Haul Co. of Utah, Inc.                           Utah          55 East 3900 South                               87-0285665
                                                                 Salt Lake City, Utah 84107-1526

U-Haul Co. of Virginia                           Virginia        2855 Airline Blvd.                               54-0858070
                                                                 Portsmouth, Virginia 23701

                                              STATE OR OTHER                                                        I.R.S.
                                             JURISDICTION OF                   ADDRESS OF                          EMPLOYER
  EXACT NAME OF OBLIGOR AS                   INCORPORATION OR                  PRINCIPAL                        IDENTIFICATION
  SPECIFIED IN ITS CHARTER                     ORGANIZATION                 EXECUTIVE OFFICES                         NO.
----------------------------               ------------------    --------------------------------------         --------------
U-Haul Co. of Washington                        Washington       6401 Martin Luther King, Jr. Way S.              91-0853577
                                                                 Seattle, Washington 98118-3195

U-Haul Co. of West Virginia                   West Virginia      6114 MacCorkle Avenue, S.W.                      55-0519098
                                                                 St. Albans, West Virginia 25177-2335

U-Haul Co. of Wisconsin, Inc.                   Wisconsin        505 East Capitol Drive                           39-1135417
                                                                 Milwaukee, Wisconsin 53212-1303

                                                                 Co.#722 U-Haul Co. of N. Colorado                86-0668320
U-Haul Co. of Wyoming, Inc.                      Wyoming         7540 York Street
                                                                 Denver, Colorado 80229

U-Haul Inspections, Ltd.                     Ontario, Canada     2534 Barnett Highway                             86598-8463
                                                                 Port Moody, BC  V3H 1V3

U-Haul International, Inc.                        Nevada         2721 North Central Avenue                        86-0663060
                                                                 Phoenix, Arizona 85004

                                                                 1325 Airmotive Way                               88-0102705
U-Haul Leasing & Sales Co.                        Nevada         Suite 170
                                                                 Reno, Nevada 89502

U-Haul Self-Storage Corporation                   Nevada         2721 North Central Avenue                        86-0740314
                                                                 Phoenix, Arizona 85004

U-Haul Self-Storage Management (WPC),             Nevada         2721 N. Central Avenue                           20-0615812
Inc.                                                             Phoenix, AZ  85004

Yonkers Property Corporation                     New York        2721 North Central Avenue                        86-0770762
                                                                 Phoenix, Arizona 85004

                                                                 The Corporation Trust Company                      Under
Web Team Associates, Inc.                         Nevada         6100 Neil Road, #500                            application
                                                                 Reno, Nevada 89511

                                -----------------

                 12% Senior Subordinated Secured Notes due 2011
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the                            2 Rector Street, New York, N.Y. 10006
State of New York                                         and Albany, N.Y. 12203
Federal Reserve Bank of New York                          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation                     550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association                       New York, N.Y. 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1.       -        A copy of the Organization Certificate of The Bank of
                           New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form
                           T-1 filed with Registration Statement No. 33-6215,
                           Exhibits 1a and 1b to Form T-1 filed with
                           Registration Statement No. 33-21672 and Exhibit 1 to
                           Form T-1 filed with Registration Statement No.
                           33-29637.)

         4.       -        A copy of the existing By-laws of the Trustee.
                           (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to
                           Registration Statement No. 333-102200.)

         6.       -        The consent of the Trustee required by Section 321(b)
                           of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7.       -        A copy of the latest report of condition of the
                           Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

         Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of March, 2004.


                                       THE BANK OF NEW YORK

                                       By:      /s/ Stacey B. Poindexter
                                            --------------------------------
                                            Name:  Stacey B. Poindexter
                                            Title:  Assistant Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                            Dollar Amounts
ASSETS                                                                       In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........               $3,752,987
   Interest-bearing balances....................................                7,153,561
Securities:
   Held-to-maturity securities..................................                  260,388
   Available-for-sale securities................................               21,587,862
Federal funds sold in domestic offices..........................                  165,000
Securities purchased under agreements to resell.................                2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale...............................                  557,358
   Loans and leases, net of unearned income.....................               36,255,119
   LESS: Allowance for loan and lease losses....................                  664,233
   Loans and leases, net of unearned income and allowance.......               35,590,886
Trading Assets..................................................                4,892,480
Premises and fixed assets (including capitalized leases)........                  926,789
Other real estate owned.........................................                      409
Investments in unconsolidated subsidiaries and
   associated companies.........................................                  277,788
Customers' liability to this bank on acceptances
   outstanding..................................................                  144,025
Intangible assets...............................................
   Goodwill.....................................................                2,635,322
   Other intangible assets......................................                  781,009
Other assets....................................................                7,727,722
                                                                              -----------
Total assets....................................................              $89,257,901
                                                                              ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices.....................................                   $33,763,250
   Noninterest-bearing.....................................                    14,511,050
   Interest-bearing........................................                    19,252,200
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs................................                    22,980,400
   Noninterest-bearing.....................................                       341,376
   Interest-bearing........................................                    22,639,024
Federal funds purchased in domestic offices................                       545,681
Securities sold under agreements to repurchase.............                       695,658
Trading liabilities........................................                     2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...............................                    11,078,363
Bank's liability on acceptances executed and
   outstanding.............................................                       145,615
Subordinated notes and debentures..........................                     2,408,665
Other liabilities..........................................                     6,441,088
                                                                              -----------
Total liabilities..........................................                   $80,397,617
                                                                              ===========
Minority interest in consolidated subsidiaries.............                       640,126


EQUITY CAPITAL
Perpetual preferred stock and related surplus..............                             0
Common stock...............................................                     1,135,284
Surplus....................................................                     2,077,255
Retained earnings..........................................                     4,955,319
Accumulated other comprehensive income.....................                        52,300
Other equity capital components............................                             0
Total equity capital.......................................                     8,220,158
                                                                              -----------
Total liabilities minority interest and equity capital.....                    89,257,901
                                                                              ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Thomas J. Mastro,
                                         Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                          Directors
Gerald L. Hassell
Alan R. Griffith